J.P. Morgan Healthcare Conference January 2013 Exhibit 99.1

SAFE HARBOR STATEMENT
Except for historical information, the matters contained in this presentation may constitute forward-looking statements that involve risks and uncertainties, including risks and uncertainties related to product development and clinical trials, unforeseen safety issues resulting from the administration of products and product candidates in patients, uncertainties related to the need for regulatory and other government approvals, government regulations, risks related to third party patents and proprietary technology, litigation, the need for additional capital, uncertainty of market acceptance of Regeneron’s products and product candidates, the ability of the Company to meet any of its sales or other financial projections, the receipt of future payments, the continuation of business partnerships, and additional risks detailed from time to time in Regeneron’s filings with the Securities and Exchange Commission (SEC). Please refer to Regeneron’s Form 10-K for the year ended December 31, 2011 and its Form 10-Q for the quarter ended September
30, 2012 for additional information on these risks and uncertainties and for other information related to our business.
Because forward-looking statements involve risks and uncertainties, actual results may differ materially from current results expected by Regeneron. Regeneron is providing this information as of the original date of this presentation and expressly disclaims any duty to update any information contained in these materials, including without limitation any sales forecasts and any other forward-looking statements.

REGENERON TRANSFORMED
One of the top 5 biopharmaceutical launches of all time
EYLEA
®
LAUNCH HAS EXCEEDED EXPECTATIONS
EYLEA US, EU, Japan, Australia, and other countries; ZALTRAP US
MULTIPLE REGULATORY APPROVALS
GAAP & Non-GAAP
FOUR FULL QUARTERS OF PROFITABILITY
Year end cash and receivables of ~$1.2B
STRONG FINANCIAL POSITION
Science magazine annual poll; “Biotechnology Company of the Year” by Scrip Intelligence
WORLD’S #1 BIOPHARMACEUTICAL EMPLOYER

REGENERON LOOKING FORWARD
RESEARCH & DEVELOPMENT
Expanding late stage pipeline with REGN727 (PCSK9), Sarilumab (IL6R), & REGN668 (IL4R)
Continuing to invest in early stage pipeline and innovative technologies
EYLEA
Increasing market share, expanding
geographies and indications, securing future
ZALTRAP
Global launch; Novel combinations
FINANCIAL
Continuing growth in sales and profits

EYLEA net product
sales of $276 million
in 4Q12*
$838 million in full year
2012*
2013 EYLEA U.S. net sales
guidance: ~50% growth
(i.e. ~$1.2B to $1.3B)
U.S. LAUNCH
* 4Q12 Sales Estimate
EXCEEDING
EXPECTATIONS

7 * 4Q12 Sales Estimate EXPANDING BRANDED MARKET 0 100 200 300 400 500 600 700 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 EYLEA Lucentis EYLEA & Lucentis Total +47%

8 EXPANDING GEOGRAPHY 3Q11 4Q11 1Q12 2Q12 3Q12 0 100 200 300 400 500 600 700 US: EYLEA US: Lucentis exUS: Lucentis

Trials fully enrolled
Diabetic Macular Edema (DME)
BROADENING
INDICATIONS
Myopic CNV
Trial fully enrolled in Asia
Trial enrolling
Branch Retinal Vein Occlusion (BRVO)
Approved in U.S.; Filings globally
Central Retinal Vein Occlusion (CRVO)

SECURING
THE FUTURE
High affinity, fully-human
antibody to PDGFR
Goal to enter clinic with
co-formulated product in 2H13
PDGFR
High affinity, fully human
antibody to ang2
Goal to enter into ophthalmology
clinical development in 2013
ANG2
Novel formulation and delivery of EYLEA as
well as evaluation of new technologies
Novel Targets in Development for Retinal Disease

OPPORTUNITIES
IN CANCER
Approved and launched in U.S.
Discovered by Regeneron and
co-developed with Sanofi
Regeneron has worldwide
co-commercialization rights
Approved in the US
Positive recommendation for
approval by European CHMP
EU approval expected 1Q13
Regeneron has worldwide
co-commercialization rights
Pending Approval in the EU
ZALTRAP is the only agent that has demonstrated a statistically significant improvement in overall survival in combination with FOLFIRI versus FOLFIRI alone in patients who progressed on a prior oxaliplatin-containing regimen.

12 EXPANDING LATE STAGE PIPELINE IL6R antibody for rheumatoid arthritis Sarilumab PCSK9 antibody for elevated cholesterol REGN727 IL4R antibody for Asthma and Atopic Dermatitis REGN668

(1) Tibolla G et al. Nutr Metab Cardiovasc Dis 2011;21:835-43. (2) Akram ON et al. Arterioscler Thromb Vasc Biol 2010;30:1279-81.
(3) Duff CJ et al. Expert Opin Ther Targets 2011;15:157-68. (4) Horton JD et al. J Lipid Res 2009;50 Suppl:S172-7. (5) Cariou B et al.
Atherosclerosis 2011;216:258-65.
PCSK9: BLOCKING PCSK9 CAN
POTENTIALLY LOWER LDL-C LEVELS
1-5

Phase 2 data published in The
Lancet, Journal of the American
College of Cardiology, and NEJM
Significantly reduced mean LDL-C
by 40% to 72% over 8 to 12 weeks
in patients on stable dose of statins
Most common adverse event
was injection site reaction
Mean percentage change in calculated LDL-C from baseline to weeks 2, 4, 6, 8, 10, and 12 in the modified intent-to-treat (mITT) population, by treatment group. Week 12 estimation using LOCF method.
*Data from Phase 2 , dose-ranging study. Patients were on background atorvastatin therapy of 10, 20, or 40 mg.
Decrease in LDL-C shown is at week 12.
REGN727:
LDL CHOLESTEROL REDUCTION
Change in Calculated LDL-C at Bi-Weekly Intervals from Baseline to Week 12 in Patients
With Primary Hypercholesterolemia.

FH I
HIGH FH
FH II
OPTIONS I
OPTIONS II
MONO
ALTERNATIVE
LONG TERM
COMBO I
COMBO II
N=105
18 months
N=471
18 months
N=250
18 months
N=2,100
18 months
N=306
12 months
N=660
24 months
N=250
6 months
N=300
6 months
N=100
6 months
N=350
6 months
N=18,000
(Event
Driven)
REGN727:
LDL CHOLESTEROL REDUCTION
OUTCOMES
Heterozygous Familial
Hypercholesterolemia
High Cholesterol at High
Cardiovascular Risk
Additional
populations/studies

SARILUMAB:
RHEUMATOID ARTHRITIS
Sarilumab is a fully human, high
affinity, interleukin-6 receptor (IL-6R)
antibody
Positive Phase 2 study in rheumatoid
arthritis
Types and incidence of adverse
events consistent with those previously
reported with IL-6 inhibition
Phase 3 MOBILITY trial fully enrolled
Phase 3 TARGET trial enrolling

*p<0.01 versus placebo (only unadjusted p-values
<0.01 are considered statistically significant)
Significant improvements in signs and symptoms of moderate-to-severe RA in patients receiving sarilumab in combination with methotrexate in Phase 2 study.
ACR20
ACR50
ACR70
46.2
66.7
65.4
15.4
35.3
40.4
1.9
11.8
17.3
0
10

Placebo 150 mg q2w 200mg q2w

REGN668:
ASTHMA AND ATOPIC DERMATITIS

Positive proof of concept data
for atopic dermatitis to be
submitted for presentation at
a medical conference in 2013
Positive proof of concept data
for asthma to be submitted for
presentation at a medical
conference in 2013
Phase 2b initiation in both
indications expected mid-year
IL-4 IL-13
Dominant (some overlapping) functions in :
• Initiation and drive of T
H
2
differentiation
• Activation and growth of B
cells
• Class switching to IgE and
IgG1a
• Recruitment of eosinophils
• Airway hyper responsiveness
(AHR)
• Goblet cell hyperplasia
• Tissue remodeling
• Fibrosis
• Regulation of gastrointestinal
parasite expulsion

BROAD ANTIBODY PIPELINE

Inflammation Therapeutic Focus Legend: Metabolism Oncology Ophthalmology Pain
REGN421 (DII4 Antibody)
Advanced malignancies
REGN910 (ANG2 Antibody)
Advanced malignancies
REGN1033 (GDF8 Antibody)
Metabolic disorders
REGN1400 (ERBB3 Antibody)
Advanced malignancies
REGN846
(undisclosed target)
Atopic dermatitis
REGN1154
(undisclosed target)
REGN1500
(undisclosed target)
Phase 1
REGN668 (IL-4R Antibody)
Eosinophilic asthma
REGN668 (IL-4R Antibody)
Atopic dermatitis
REGN475* (NGF Antibody)
Osteoarthritis
Phase 2
REGN727 (PCSK9 Antibody)
LDL cholesterol reduction
Sarilumab (IL-6R Antibody)
Rheumatoid arthritis
EYLEA
Diabetic macular edema
EYLEA
Branch Retinal Vein Occlusion
Phase 3
Novel Antibody Technologies in Preclincal
Development
Bispecific Antibodies
Long Acting Technologies
Antibody Drug Conjugates
*Remains on clinical hold by the FDA

SANOFI ANTIBODY COLLABORATION

*100% development funding by Sanofi for all opted-in antibodies except 80% of an antibody’s Phase 3 costs incurred after receipt of the first positive results in a Phase 3 trial for that antibody.
**Regeneron repays Sanofi for 50% of development costs out of profits.  Repayment capped in any year at 10% of Regeneron share of total antibody profits
Discovery
Discovery
Development
Development
Commercialization
Commercialization
$160 million of annual
funding through 2017
(plus possible
tail period through 2020)
Sanofi funds
approximately 100% of
clinical development cost*
Current antibodies
include:
• REGN727 (Phase 3)
• Sarilumab (Phase 3)
• REGN668 (Phase 2)
• 3 additional in Phase 1
Regeneron retains
50% of profits in US**
Regeneron retains 35%
to 45% of profits ex-US**
Co-promotion rights
in US and other major
market countries

FINANCIALS

Year-end 2012
Year-end 2012
cash and
cash and
securities
securities
Year-end 2012
Year-end 2012
trade
receivables
receivables
Non-GAAP Net Income
* Unaudited Estimate
$0
$50
$100
$150
$200
$250
1Q12 2Q12 3Q12

THE YEAR AHEAD

• EYLEA US sales guidance of ~50% growth (i.e. $1.2B to $1.3B)
• EYLEA ex-US launch in multiple additional countries
COMMERCIAL MILESTONES
• EYLEA approval in CRVO outside the U.S.
• ZALTRAP approval in metastatic colorectal cancer outside the U.S.
EXPECTED REGULATORY MILESTONES
• Top-line 1-year Phase 3 EYLEA results in DME by year end
• REGN668 Phase 1b data in Atopic Dermatitis to be presented at a medical conference
• REGN668 Phase 2a data in Asthma to be presented at a medical conference
• Sarilumab additional Phase 3 trials in RA to start
• Enrollment updates for REGN727 in hypercholesterolemia
EXPECTED CLINICAL MILESTONES